UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

TriLinc Global Impact Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS.

TriLinc Global Impact Fund, LLC (the “Company”) has been in discussions with International Finance Corporation (“IFC”), a member of the World Bank Group, regarding a potential leverage facility for the Company. Under IFC’s Access to Information Policy, the IFC publicly discloses relevant project information, environmental and social implications, and expected development impact, for each of their proposed investment or advisory services projects. In accordance with this policy, today, June 26, 2019, IFC made a public disclosure of the potential leverage facility with the Company. The Company supports this relationship with IFC but there is no guarantee that a leverage facility will be finalized. The Company will continue to communicate additional information regarding the potential facility as available.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including, without limitation, statements concerning the potential finalization of a leverage facility with IFC) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the outcome of the Company’s continuing discussions with IFC and those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

June 26, 2019	By:	/s/ Gloria Nelund
Name: Gloria Nelund
Title: Chief Executive Officer